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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 18, 2008


                           THINKENGINE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                          1-8496                 20-8058881
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752 (Address of principal executive offices, including zip code)

                                 (508) 624-7600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 19, 2008, ThinkEngine Networks, Inc. issued a press release announcing its results of operations for its fourth fiscal quarter and fiscal year ended December 31, 2007 and certain additional information. A copy of such press release is furnished as Exhibit 99.2 to this Form 8-K Current Report.

The information in this Item 2.02, together with Exhibit 99.2, is furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Effective as of the close of trading on March 18, 2008, the common stock of ThinkEngine Networks, Inc. (the "Company") was delisted from the American Stock Exchange. On March 19, 2008, the Company's common stock began to trade on the Pink Sheets under the ticker symbol THNK.

On March 18, 2008, the Company issued the press release attached to this Form 8-K as Exhibit 99.1 with respect to the foregoing matters.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

     EXHIBIT           DESCRIPTION
     ------------      ---------------------------------------------------------

     99.1              Press Release dated March 18, 2008
     99.2              Press Release dated March 19, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THINKENGINE NETWORKS, INC.


Date:  March 19, 2008                  By: /s/ John Steinkrauss
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                                          John Steinkrauss
                                          Vice President and Chief Financial
                                          Officer














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